Trade and other receivables	3 Months Ended
Mar. 31, 2023
Trade and other receivables [Abstract]
Trade and other receivables
Note 12. - Trade and other receivables
Trade and other receivables as of March 31, 2023 and December 31, 2022, consist of the following:

	Balance as of March 31,	Balance as of December 31,
	2023	2022
	($ in thousands)
Trade receivables	206,880	125,437
Tax receivables	39,749	45,680
Prepayments	16,297	11,827
Other accounts receivable	5,127	17,390
Total	268,053	200,334

The increase in trade receivables is primarily due to collections pending from the Spanish state-owner regulator, Comision Nacional de los Mercados y de la Competencia or "CNMC" in the solar assets of the Company in Spain and from Pemex in ACT.

During the year 2022, in the assets in Spain, the Company collected revenue in line with the parameters corresponding to the regulation in place at the beginning of the year 2022, as the new parameters, reflecting lower revenue, became final on December 14, 2022. As a result, as of December 31, 2022, trade receivables in the assets in Spain were lower than usual. In the first quarter of 2023, collections at these assets in Spain were regularized.

The increase in prepayments is primarily due to the timing of insurance payments.

As of March 31, 2023, and December 31, 2022, the fair value of trade and other receivables accounts does not differ significantly from its carrying value.